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                                                                   EXHIBIT 10.19

                                 LEASE AGREEMENT

STATE OF LOUISIANA

PARISH OF CLAIBORNE

KNOW ALL PERSONS BY THESE PRESENTS, that on this 10th day of April, 1996, for and in consideration of the sum of One Hundred and No/100 Dollars and other good and valuable considerations ($100.00 & OVC), the receipt and sufficiency of which is hereby acknowledged,

         LISBON METHODIST CHURCH (TRUSTEES),
         BETTY JO HERRING DOSS,
         LILLIE FAY DOSS DAVIS,
         JOYCE ALENE DOSS NASSAR,
         CHARLES DONALD DOSS, and
         HANK RANDALL DOSS

("Grantor") does hereby lease and let unto Dubach Gas Company, its successors and assigns, having an address of 8080 North Central Expressway 12th Floor, Dallas, Texas 75206, ("Grantee"), the real property situated in Claiborne Parish, Louisiana, together with all improvements located and constructed thereon, as described to-wit:

                                                TOWNSHIP 21 NORTH - RANGE 4 WEST
         Section 20: A certain tract or parcel of land situated in the SW/4 of SW/4 of Section 20, T21N, R4W, Claiborne Parish, Louisiana, and being more particularly described as follows, to-wit:

         Commencing at a found two (2) inch iron pipe marking the northwest corner of the SW/4 of SW/4 of Section 20, T21N, R4W, Claiborne Parish, Louisiana, proceed South 52 degrees 03 minutes 39 seconds East, a distance of 636.33 feet to a set five-eighth (5/8) inch iron pin for the POINT OF BEGINNING OF HEREIN DESCRIBED 2.095 ACRES TRACT, thence proceed South 04 degrees 06 minutes 32 seconds West, a distance of
         323.41 feet to a set five-eighth (5/8) inch iron pin; thence, proceed South 14 degrees 32 minutes 23 seconds East, a distance of 129.30 feet to a set five-eighth (5/8) inch iron pin; thence, proceed South 86 degrees, 43 minutes 45 seconds East, a distance of 168.75 feet to a set five-eighth (5/8) inch iron pin; thence, proceed North 04 degrees 06 minutes 32 seconds East, a distance of 446.42 feet to a set five-eighth (5/8) inch iron pin; thence, proceed North 86 degrees 43 minutes 45 seconds West, a distance of 210.10 feet to the POINT OF BEGINNING, containing 2.095 acres, more or less, and being subject to all rights-of-way, easements, servitudes and restrictions of record or use.

         For plat of survey see PLAT OF SURVEY OF PROPOSED STATION SITE ON THE PROPERTY OF CHARLES HERMAN DOSS ESTATE, dated March 26, 1996, and prepared by Wayne Acree P.L.S., Inc., attached hereto and made a part hereof.

herein after sometimes referred to as (the "Premises"), which Grantor warrants it owns in fee simple for the purposes of

from time to time constructing, operating, owning, inspecting, maintaining, protecting, repairing, replacing, a gas processing plat with necessary and related facilities, changing the size of or removing compressors, together with

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any pipes, pipelines valves or other material, apparatus, or equipment useful in connection therewith or incident thereto, with all legal warranties and full substitution and subrogation in and to all of the rights and actions of warranty which Grantor has or may have against all preceding owners and vendors and inclusive of the right to build such fences and structures as may be necessary to enclose the same, or any part thereof, together with the right of unrestricted ingress and egress to and from said Premises, on, over, and across the land and adjacent land of Grantor. Grantee shall have the right to clear all trees, undergrowth and other obstructions from the Premises, and Grantor agrees not to build, construct or create any structures or engineering works on the Premises.

The payment includes payment for all damages which may occur to Grantor's improvements upon the Premises that may arise from Grantee's exercise of the rights herein granted, and Grantee shall not be liable for further damages caused to or on the Premises by keeping same clear of trees, undergrowth and brush in the exercise of the rights herein granted.

All materials, structures, plants, equipment and other improvements placed or constructed by Grantee on the Premises shall remain Grantee's property.

         ALSO, FOR the same consideration herein recited, Grantor does GRANT, BARGAIN, SELL and CONVEY a road easement and right-of-way for the purpose of laying out, grading, graveling, maintaining, using and operating a private road and other related equipment for use by Grantee, its successors, and assigns, their agents, servants, employees and contractors, and by Grantor but not so as unreasonable to interfere with Grantee's rights granted herein, over, across and along that part of Grantor's land as shown on attached plat.

The terms, conditions and provisions of this Agreement shall extend to and be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto.

To have and to hold the above described property unto Grantee its successors and assigns for 99 years.

The parties hereto waive the production of mortgage, conveyance and other certificates and relieve the below described Notary Public from any and all responsibility in connection therewith.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

WITNESSES:

-------------------------------                ---------------------------

-------------------------------                LISBON METHODIST CHURCH

/s/ KELLY JOHNSON                              /s/ (ILLEGIBLE)
-------------------------------                ---------------------------
                                               TRUSTEE
/s/ GRAY SCHULER
-------------------------------
                                               (STAMP)

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/s/ KELLY JOHNSON                              /s/ BETTY JO HERRING DOSS
-------------------------------                ---------------------------
                                               BETTY JO HERRING DOSS
/s/ GRAY SCHULER
-------------------------------

/s/ KELLY JOHNSON                              /s/ LILLIE FAY DOSS DAVIS
-------------------------------                ---------------------------
                                               LILLIE FAY DOSS DAVIS

/s/ GRAY SCHULER
-------------------------------

/s/ KELLY JOHNSON                              /s/ JOYCE ALENE DOSS NASSAR
-------------------------------                ---------------------------
                                               JOYCE ALENE DOSS NASSAR
/s/ GRAY SCHULER
-------------------------------

/s/ KELLY JOHNSON                              /S/ CHARLES DONALD DOSS
-------------------------------                ---------------------------
                                               CHARLES DONALD DOSS
/s/ GRAY SCHULER
-------------------------------

/s/ GRAY SCHULER                               /s/ HANK RANDALL DOSS
-------------------------------                ---------------------------
                                               HANK RANDALL DOSS
/s/ BARBARA W. DOSS
-------------------------------



                             /s/ RONALD B. JOHNSON
                        -------------------------------
                                     Notary
                           Lincoln Parish, Louisiana




                                    (STAMP)
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                                 [SURVEY PLAT]